                                                                EXHIBIT 10.5.3.2

                 RE-SIZING AND FIRST AMENDMENT TO LOAN DOCUMENTS

          THIS RE-SIZING AND FIRST AMENDMENT TO LOAN DOCUMENTS (as amended, modified and in effect from time to time, this "Agreement") is entered into as of this 27th day of December, 2002 and is effective as of December 15, 2002, by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, having an address at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207 (together with its successors and assigns "Mezzanine Lender"), THOSE ENTITIES LISTED ON SCHEDULE III attached hereto, each a Delaware limited liability company and each having an address at 4660 Trindle Road, Suite 103, Camp Hill, Pennsylvania 17011 (each, a "Mezzanine Borrower" and collectively, the "Mezzanine Borrowers") and TRANS HEALTHCARE, INC., a Delaware corporation, having an address at 4660 Trindle Road, Suite 103, Camp Hill, Pennsylvania 17011 ("THI") and THOSE ENTITIES LISTED ON SCHEDULE II attached hereto, each having an address at 4660 Trindle Road, Suite 103, Camp Hill, Pennsylvania 17011 (each, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors"; THI and the Subsidiary Guarantors are referred to herein individually as, a "Guarantor" and collectively as, the "Guarantors").

                                    RECITALS

          WHEREAS, those entities listed on Schedule I attached hereto, each a Delaware limited liability company (each, a "Mortgage Borrower" and collectively, the "Mortgage Borrowers") and Ventas Realty, Limited Partnership, a Delaware limited partnership, as the original mortgage lender ("Original Lender") entered into that certain Loan Agreement dated as of November 1, 2002 (the "Loan Agreement") pursuant to which Mortgage Borrowers obtained a loan (the "Mortgage Loan") in the initial principal amount of $45,000,000 from Original Lender.

          WHEREAS, Original Lender assigned the Mortgage Loan to Ventas TRS, LLC, a Delaware limited liability company ("Mortgage Lender") pursuant to a certain Note Allonge dated as of December 1, 2002 and a certain General Assignment dated as of December 1, 2002.

          WHEREAS, Mezzanine Borrowers and Mezzanine Lender entered into that certain Mezzanine Loan Agreement dated as of November 1, 2002 (as amended, modified and in effect from time to time, the "Mezzanine Loan Agreement") pursuant to which Mezzanine Borrowers obtained a loan (the "Mezzanine Loan") in the initial principal amount of $22,000,000 from Mezzanine Lender. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings set forth in the Mezzanine Loan Agreement.

          WHEREAS, the Guarantors, by that certain Guaranty dated as of November 1, 2002 (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "Master Guaranty") given to Mezzanine Lender, in its capacity as the original holder of the Mortgage Loan and in its capacity as holder of the Mezzanine Loan, have guaranteed, inter alia, the obligations of the Mortgage Borrowers under the Mortgage Loan and the Mezzanine Borrowers under the Mezzanine Loan.

          WHEREAS, in connection with the Mortgage Loan and Mezzanine Loan, Mortgage Borrowers, Mezzanine Borrowers, Guarantors, Mezzanine Lender and Mortgage Lender also entered into that certain Cooperation Agreement dated as of November 1, 2002 (as amended, modified and in effect from time to time, the "Cooperation Agreement").

          WHEREAS, Section 2 of the Cooperation Agreement provides for an adjustment of the initial principal amount of the Mortgage Loan, with a corresponding adjustment of the Mezzanine Loan, upon completion of the Securitization Accounting Procedures if certain conditions are satisfied.

          WHEREAS, the Securitization Accounting Procedures have been completed and the Mortgage Lender is performing the Re-sizing (as defined in the Cooperation Agreement) and entering into certain other amendments of the loan documents executed in connection with the Mortgage Loan (as such documents may be amended, modified and in effect from time to time, the "Mortgage Loan Documents") pursuant to that certain Re-sizing and First Amendment dated as of the date hereof among Mortgage Lender, Mortgage Borrowers and Guarantors (the "Mortgage Resizing Agreement").

          WHEREAS, the Re-sizing and the Mortgage Resizing Agreement necessitate certain amendments to the Mezzanine Loan Agreement and the other Loan Documents, and Mezzanine Lender, Mezzanine Borrowers and Guarantors desire to effect such amendments as more particularly set forth below.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereto agree as follows:

     Section 1. Re-Sizing: Notwithstanding anything to the contrary contained in the Mezzanine Loan Agreement or in any other Loan Document, Mezzanine Borrowers and Mezzanine Lender acknowledge and agree that (i) the outstanding principal balance of the Mortgage Loan, after giving effect to the Re-sizing contemplated by this Agreement, is $16,976,867.10 (the "Re-sized Loan Amount") and (ii) the Mezzanine Loan Agreement shall be amended as follows:

               Section 1.1.   "SAP Completion Date" means November 1, 2002.

               Section 1.2.   "Re-sizing Date" means December 15, 2002.

               Section 1.3.   "Lockout Date" means April 15, 2004.

               Section 1.4. Schedule VI attached to the Loan Agreement is hereby deleted in its entirety and is replaced with the Schedule VI attached hereto, which sets forth the revised amortization schedule for the Mortgage Loan.

The pertinent provisions of the Loan Documents shall be deemed amended to the extent described in this Section 1 and Section 2.

     Section 2.     Additional Amendments and Understandings.

               Section 2.1.   Loan Agreement.

                         (a)  The definition of "Deferred Maintenance Amount" is
hereby amended to read as follows:

"Deferred Maintenance Amount" means $55,556.25"

                         (b)  The definition of "Mezzanine Collection Account
Bank" is hereby amended to read as follows:

"Mezzanine Collection Account Bank" means The Bank of New York, a New York banking institution, and any other Eligible Institution from time to time selected in accordance with Section 6.l(c)."

                         (c)  In the first sentence of Section 3.1.40(a) of the
Mezzanine Loan Agreement, the phrase, "could have a Material Adverse Effect" is hereby amended to read as follows, "would not have a Material Adverse Effect".

                         (d)  In the first sentence of Section 3.1.40(b) of the
Mezzanine Loan Agreement, the phrase, "could have a Material Adverse Effect" is hereby amended to read as follows, "would not have a Material Adverse Effect".

                         (e)  In Section 4.1.1 of the Mezzanine Loan Agreement,
the phrase, "except to the extent such preservation, renewal and effectiveness could not have a Material Adverse Effect" is hereby amended to read as follows, "except to the extent the absence of such preservation, renewal and effectiveness would not have a Material Adverse Effect".

                         (f)  In clause (vi) of Section 4.1.2 of the Mezzanine
Loan Agreement, the term, "contested" is hereby amended to read, "unpaid".

                         (g)  In the first sentence of Section 5.2.1 of the
Mezzanine Loan Agreement, the phrase, ", provided Lender permits the applicable Borrower to utilize the Net Proceeds, if any, for any such Restoration," is hereby amended to read, "provided Lender is not in default under Section 5.3.2(a),".

                         (h)  Each reference to the term, "transfer" contained
in Sections 8.1 and 8.2 of the Mezzanine Loan Agreement is hereby replaced with the term, "Transfer". In addition, in Section 8.1 of the Mezzanine Loan Agreement, the phrase, "all of the Properties" is hereby amended to read "all or any part of any Property".

                         (i)  The following phrase is hereby added at the end of
Section 10.l(b) of the Mezzanine Loan Agreement, "and Lender may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against any Borrower and any or all of the Properties, including, without limitation, all rights or remedies available at law or in equity".

               Section 2.2.   Intentionally Omitted.

               Section 2.3.   Post-Closing Agreement.

                         (a)  The last sentence in paragraph (a) of that certain
Post-Closing Obligations Agreement dated as of November 1, 2002 among Mezzanine Borrowers, THI and Mezzanine Lender (the "Post-Closing Agreement") the phrase, "by November 15, 2002" is hereby amended to read, "by no later than January 20, 2003".

                         (b)  The last sentence of paragraph (b) of the
Post-Closing Agreement is hereby amended to read: "The Mezzanine Borrowers shall comply with their obligations under this paragraph by December 30, 2002."

                         (c)  The following sentence is hereby added to
paragraph (e) of the Post-Closing Agreement:

"Mezzanine Borrowers shall deliver to Lender a separate certificate of insurance for each Mezzanine Property by no later than January 15, 2003"

                         (d)  Paragraph (f) of the Post-Closing Agreement is
hereby deleted in its entirety and the following paragraph (f) shall be substituted in its place:

"(f)   Mezzanine Borrowers shall diligently take all commercially reasonable actions necessary to (i) obtain all regulatory licenses necessary for the continued operation of the Properties as nursing homes or adult care facilities, as applicable, and (ii) ensure that each Property remains certified for participation in the Medicare and Medicaid programs."

                         (e)  Mezzanine Borrowers hereby confirm that attached
hereto as Exhibit B is a chart describing all of the obligations set forth in the Post-Closing Agreement which have not been satisfied as of the date hereof (the "Outstanding Obligations"). Mezzanine Borrowers represent that all of the obligations set forth in the Post-Closing Agreement have been satisfied as of the date hereof, other than the Outstanding Obligations.

               Section 2.4. Settlement Statement. The line item labeled, "CAPITAL EXPENDITURES (hold back)" on that certain Settlement Statement executed by Mezzanine Borrowers on November 1, 2002 is hereby amended to read, "DEFERRED MAINTENANCE AMOUNT".

               Section 2.5. Deferred Maintenance Amount. Mezzanine Borrowers and Mezzanine Lender acknowledge and agree that the Deferred Maintenance Amount (as such term is used herein) shall be funded by Mezzanine Lender into the Deferred Maintenance and Environmental Escrow Account and shall be disbursed to Mezzanine Borrowers in accordance with, and subject to the conditions stated in, Section
6.7 of the Mezzanine Loan Agreement.

               Section 2.6. Disbursement Instruction. Mezzanine Lender shall send to Mezzanine Cash Management Bank a Disbursement Instruction in the form attached hereto as Exhibit C. Such instruction (i) shall direct the Mezzanine Cash Management Bank to deposit the Deferred Maintenance Amount into the Deferred Maintenance and Environmental Escrow Account and (ii) shall revise the Disbursement Instruction delivered to Mezzanine Cash Management Bank on December 13, 2002 so as to take into account the Re-sized Loan Amount.

               Section 2.7. Contribution Agreement. Exhibit A attached to that certain Contribution Agreement dated as of November 1, 2002 between Mezzanine Borrowers and Mezzanine Lender is hereby deleted in its entirety and is replaced with the Exhibit A attached hereto, which sets forth the revised Allocated Loan Amount for each of the Collateral.

     Section 3.     Intentionally Omitted.

     Section 4. Representations and Warranties of Mezzanine Borrowers. Without limiting in any way any representation or warranty in any Loan Document, each Mezzanine Borrower represents and warrants that as of the date hereof:

               Section 4.1. Organization. Mezzanine Borrower (i) is a duly organized and validly existing limited liability company in good standing under the laws of the State of Delaware, (ii) has the requisite power and authority to carry on its business as now being conducted and (iii) has the requisite power to execute and deliver, and perform its obligations under, this Agreement.

               Section 4.2. Authorization. The execution and delivery by Mezzanine Borrower of this Agreement and Mezzanine Borrower's performance of its obligations hereunder (i) have been duly authorized by all requisite action on the part of Mezzanine Borrower, (ii) will not violate any provision of any applicable legal requirements, any order, writ, decree, injunction or demand of any court or other governmental authority, any organizational document of Mezzanine Borrower or any indenture or agreement or other instrument to which Mezzanine Borrower is a party or by which Mezzanine Borrower is bound and (iii) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien of any nature whatsoever upon any of the property or assets of Mezzanine Borrower pursuant to, any indenture or agreement or instrument. Except for those obtained or filed on or prior to the date hereof, Mezzanine Borrower is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental authority or other agency in connection with or as a condition to the execution, delivery or performance of this Agreement. This Agreement has been duly authorized, executed and delivered by Mezzanine Borrower.

               Section 4.3. Full and Accurate Disclosure. No statement of fact made by or on behalf of Mezzanine Borrower in this Agreement or in any other document or certificate delivered to Lender by Mezzanine Borrower contains any untrue statement of a material fact or omits to state any material fact necessary to makes statements contained herein or therein not misleading. There is no fact presently known to Mezzanine Borrower which has not been disclosed to Lender which materially adversely affects, nor as far as Mezzanine Borrower can foresee, might materially adversely affect the business, operations or condition (financial or otherwise) of Mezzanine Borrower.

               Section 4.4. Enforceability. This Agreement is a legal, valid and binding obligation of Mezzanine Borrower, enforceable against Mezzanine Borrower in accordance with its terms, subject to bankruptcy, insolvency and other limitations on creditors' rights generally and to equitable principles.

               Section 4.5. No Defaults. To Mezzanine Borrower's actual knowledge, no Event of Default or monetary default under the Note, the Loan Agreement or under any of the other Loan Documents has occurred or with the passage of time, giving of notice or both will exist.

               Section 4.6. No Offsets or Defenses. Through the date of this Agreement, Mezzanine Borrower neither has nor claims any offset, defense, claim, right of set-off or counterclaim against Lender under, arising out of or in connection with this Agreement, the Note, or any of the other Loan Documents. In addition, Mezzanine Borrower covenants and agrees with Lender that if any offset, defense, claim, right of set-off or counterclaim exists as of the date of this Agreement, Mezzanine Borrower hereby irrevocably and expressly waives the right to assert such matter.

               Section 4.7. Damage or Injury. Since the Closing Date, the existing Improvements relating to each Property have not been materially injured or damaged by fire or other casualty.

               Section 4.8. Change. Since the Closing Date, no material adverse change with respect to any Property or Mezzanine Borrower has occurred.

               Section 4.9. Representation and Warranties in Loan Agreement. All of the representations and warranties made by the Mezzanine Borrowers in the Mezzanine Loan Agreement remain true and correct as if made on the date hereof, except those representations and warranties as to which the facts or circumstances causing such representations and warranties to not be true and correct would not have a Material Adverse Effect.

               Section 4.10. Survival of Representations and Warranties. Without in any way limiting any provision of any Loan Document which provides for a longer period of survival, Mezzanine Borrower hereby agrees that (i) all representations and warranties made by Mezzanine Borrower in this Agreement shall continue for so long as any amount remains owing under the Note or any of the other Loan Documents, and (ii) all representations, warranties, covenants and agreements made in this Agreement shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender.

     Section 5. Representations and Warranties of Guarantors. Without limiting in any way any representation or warranty in the Master Guaranty, each Guarantor represents and warrants that as of the date hereof:

               Section 5.1. Organization. Guarantor (i) is a duly organized and validly existing entity as set forth on the attached Schedule II in good standing in the State of its organization as set forth on the attached Schedule II, (ii) has the requisite power and authority to carry on its business as now being conducted and (iii) has the requisite power to execute and deliver, and perform its obligations under, this Agreement.

               Section 5.2. Authorization. The execution and delivery by Guarantor of this Agreement and Guarantor's performance of its obligations hereunder (i) have been duly authorized by all requisite action on the part of Guarantor, (ii) will not violate any provision of any applicable legal requirements, any order, writ, decree, injunction or demand of any court or other governmental authority, any organizational document of Guarantor or any indenture or agreement or other instrument to which Guarantor is a party or by which Guarantor is bound and (iii) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien of any nature whatsoever upon any of the property or assets of Guarantor pursuant to, any indenture or agreement or instrument. Except for those obtained or filed on or prior to the date hereof, Guarantor is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental authority or other agency in connection with or as a condition to the execution, delivery or performance of this Agreement. This Agreement has been duly authorized, executed and delivered by Guarantor.

               Section 5.3. Full and Accurate Disclosure. No statement of fact made by or on behalf of Guarantor in this Agreement or in any other document or certificate delivered to Lender by Guarantor contains any untrue statement of a material fact or omits to state any material fact necessary to makes statements contained herein or therein not misleading. There is no fact presently known to Guarantor which has not been disclosed to Lender which materially adversely affects, nor as far as Guarantor can foresee, might materially adversely affect the business, operations or condition (financial or otherwise) of Guarantor.

               Section 5.4. Enforceability. This Agreement is a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject to bankruptcy, insolvency and other limitations on creditors' rights generally and to equitable principles.

               Section 5.5. No Defaults. To Guarantor's actual knowledge, no Event of Default (as defined in the Loan Agreement and the Mezzanine Loan Agreement) or monetary default under the Note, the Loan Agreement, the Mezzanine Loan Agreement or under any of the other Loan Documents (as defined in the Loan Agreement and the Mezzanine Loan Agreement) has occurred or with the passage of time, giving of notice or both will exist.

               Section 5.6. No Offsets or Defenses. Through the date of this Agreement, Guarantor neither has nor claims any offset, defense, claim, right of set-off or counterclaim against Lender under, arising out of or in connection with this Agreement, the Note (as defined in the Loan Agreement and the Mezzanine Loan Agreement), or any of the other Loan Documents (as defined in the Loan Agreement and the Mezzanine Loan Agreement). In addition, Guarantor covenants and agrees with Lender that if any offset, defense, claim, right of set-off or counterclaim exists as of the date of this Agreement, Guarantor hereby irrevocably and expressly waives the right to assert such matter.

               Section 5.7. Reliance on Representations and Warranties. Each Guarantor hereby agrees all representations, warranties, covenants and agreements made in this Agreement shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender.

     Section 6. Transactions Costs. Each Mezzanine Borrower and each Guarantor agrees to pay on the date hereof all costs and expenses incurred by Lender in connection with the Re-sizing and the sale of the Mortgage Loan to General Electric Capital Corporation (the "Loan Sale"), including, without limitation, all legal fees of Lender's counsel which shall not to exceed $150,000. Each Mezzanine Borrower and each Guarantor shall pay its respective costs and expenses incurred in connection with the Re-sizing and the Loan Sale.

     Section 7. Modifications. This Agreement may not be amended, modified or otherwise changed in any manner except by a writing executed by all of the parties hereto.

     Section 8. Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, such provision shall be deemed to have been modified to the extent necessary to make it valid, legal, and enforceable. The validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 9. Further Assurances. Each Mezzanine Borrower and each Guarantor shall execute and deliver such further instruments and perform such further acts as may be requested by Lender from time to time to confirm the provisions of this Agreement and the Loan Documents (as defined in the Loan Agreement and the Mezzanine Loan Agreement), to carry out more effectively the purposes of this Agreement and the Loan Documents (as defined in the Loan Agreement and the Mezzanine Loan Agreement), or to confirm the priority of any lien created by any of the Loan Documents.

     Section 10. Successors and Assigns. This Agreement applies to, inures to the benefit of, and binds all parties hereof, their heirs, legatees, devisees, administrators, executors, and permitted successors and assigns.

     Section 11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws provisions of said State.

     Section 12. Entire Agreement. This Agreement constitutes all of the agreements among the parties relating to the matters set forth herein and supersedes all other prior or concurrent oral or written letters, agreements and understandings with respect to the matters set forth herein.

     Section 13. Full Force and Effect. The Loan Documents remain in full force and effect. None of the representations, warranties or covenants contained herein shall in no way limit in any way any representation, warranty or covenant contained in any Loan Document. This Agreement shall constitute a "Loan Document" as defined in the Loan Agreement.

     Section 14. Counterparts. This Agreement may be signed in any number of counterparts by the parties hereto, all of which taken together shall constitute one and the same instrument.

                      [Signatures begin on following page]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                 LENDER:

                                 VENTAS REALTY, LIMITED PARTNERSHIP,
                                 a Delaware limited partnership

                                 By: Ventas, Inc., a Delaware corporation,
                                     its sole general partner

                                     By: /s/ T. Richard Riney
                                        ----------------------------------------
                                        T. Richard Riney
                                        Executive Vice President/General Counsel

                     [Signatures continue on following page]

                                 MEZZANINE BORROWER:

                                 THI OF OHIO SNFS, LLC,
                                 a Delaware limited liability company

                                 By:  /s/ John E. Bauer
                                    ----------------------------------------
                                    Name:  John E. Bauer
                                    Title: Vice-President

                                 THI OF OHIO ALFS I, LLC,
                                 a Delaware limited liability company

                                 By:  /s/ John E. Bauer
                                    ----------------------------------------
                                    Name:  John E. Bauer
                                    Title: Vice-President

                                 THI OF OHIO AT BEREA, LLC,
                                 a Delaware limited liability company

                                 By:  /s/ John E. Bauer
                                    ----------------------------------------
                                    Name:  John E. Bauer
                                    Title: Vice-President

                                 THI OF OHIO AT CORTLAND, LLC,
                                 a Delaware limited liability company

                                 By:  /s/ John E. Bauer
                                    ----------------------------------------
                                    Name:  John E. Bauer
                                    Title: Vice-President

                                 THI OF OHIO AT KENT, LLC,
                                 a Delaware limited liability company

                                 By:  /s/ John E. Bauer
                                    ----------------------------------------
                                    Name:  John E. Bauer
                                    Title: Vice-President

                                 THI OF MARYLAND SNFS I, LLC,
                                 a Delaware limited liability company

                                 By:  /s/ Jeffrey A. Barnhill
                                    ----------------------------------------
                                    Name:  Jeffrey A. Barnhill
                                    Title: Vice-President

                                 THI OF MARYLAND SNFS II, LLC,
                                 a Delaware limited liability company

                                 By:  /s/ Jeffrey A. Barnhill
                                    ----------------------------------------
                                    Name:  Jeffrey A. Barnhill
                                    Title: Vice-President

                                 THI OF MARYLAND AT FRANKLIN SQUARE, LLC, a Delaware limited liability company

                                 By:  /s/ Jeffrey A. Barnhill
                                    ----------------------------------------
                                    Name:  Jeffrey A. Barnhill
                                    Title: Vice-President

                                 THI OF MARYLAND AT FORT WASHINGTON, LLC, a Delaware limited liability company

                                 By:  /s/ Jeffrey A. Barnhill
                                    ----------------------------------------
                                    Name:  Jeffrey A. Barnhill
                                    Title: Vice-President

                                 GUARANTOR:

                                 TRANS HEALTHCARE, INC.,
                                 a Delaware corporation

                                 By:  /s/ Anthony F. Misitano
                                    ----------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President

                                 TRANS HEALTHCARE OF OHIO, INC.,
                                 a Delaware corporation

                                 By:  /s/ Anthony F. Misitano
                                    ----------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President

                                 THI OF OHIO ALFS, INC.,
                                 a Delaware corporation

                                 By:  /s/ Anthony F. Misitano
                                    ----------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President

                                 THI PROPERTIES, INC.,
                                 a Delaware corporation

                                 By:  /s/ Anthony F. Misitano
                                    ----------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President

                                 THI SERVICES CORP.,
                                 a Delaware corporation

                                 By:  /s/ Anthony F. Misitano
                                    ----------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President

                                 THI SPECIALTY HOSPITALS OF OHIO, INC.,
                                 a Delaware corporation

                                 By:  /s/ Anthony F. Misitano
                                    ----------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President

                                 TRANS HEALTH MANAGEMENT, INC.,
                                 a Delaware corporation

                                 By:  /s/ Anthony F. Misitano
                                    ----------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President

                                 THI OF MARYLAND, INC.,
                                 a Delaware corporation

                                 By:  /s/ Anthony F. Misitano
                                    ----------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President

                                 PHYSICAL THERAPY PLUS, INC.,
                                 a Pennsylvania corporation

                                 By:  /s/ Anthony F. Misitano
                                    ----------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President

                                 DALE J. CORDIAL, PT, INC.,
                                 a Pennsylvania corporation

                                 By:  /s/ Anthony F. Misitano
                                    ----------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President

                                 DALE J. CORDIAL, PT, INC., NUMBER 4,
                                 a Pennsylvania corporation

                                 By:  /s/ Anthony F. Misitano
                                    ----------------------------------------
                                    Name:  Anthony F. Misitano
                                    Title: President

                                 THE PT GROUP OF PENN HILLS,
                                 a Pennsylvania general partnership

                                 By:  Trans Healthcare, Inc.,
                                      a Delaware corporation,
                                      its Partner

                                      By:  /s/ Anthony F. Misitano
                                         ----------------------------------
                                         Name:  Anthony F. Misitano
                                         Title: President

                                 THE PT GROUP PHYSICAL THERAPY FOR WOMEN, a Pennsylvania general partnership

                                 By:  Dale J. Cordial, PT, Inc.,
                                      a Pennsylvania corporation,
                                      its Partner

                                      By:  /s/ Anthony F. Misitano
                                         ----------------------------------
                                         Name:  Anthony F. Misitano
                                         Title: President

                                 THE PT GROUP OF MOON TOWNSHIP,
                                 a Pennsylvania general partnership

                                 By:  Dale J. Cordial, PT, Inc., Number 4,
                                      a Pennsylvania corporation,
                                      its Partner

                                      By:  /s/ Anthony F. Misitano
                                         ----------------------------------
                                         Name:  Anthony F. Misitano
                                         Title: President

                                 THI THERAPY CONCEPTS, LLC,
                                 a Delaware limited liability company

                                 By:  /s/ Jeffrey A. Barnhill
                                    ---------------------------------------
                                    Name:  Jeffrey A. Barnhill
                                    Title: Vice-President

                                 THI SERVICES OF MARYLAND, LLC,
                                 a Delaware limited liability company

                                 By:  /s/ Jeffrey A. Barnhill
                                    ---------------------------------------
                                    Name:  Jeffrey A. Barnhill
                                    Title: Vice-President